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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 17, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                            0-27423                            51-0391303
     (State of incorporation)           (Commission File Number)         (IRS Employer Identification No.)


                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                               12 TRUBNAYA ULITSA
                              MOSCOW, RUSSIA 103045
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)

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Item 2. Acquisition or Disposition of Assets.

     On September 5, 2002, subject to the performance of certain Custody Agreement conditions, subsidiaries of Golden Telecom, Inc. (the acquiring subsidiaries together with Golden Telecom, Inc., the "Company" or "GTI") finalized the acquisition of the 50% ownership interest in EDN Sovintel LLC ("Sovintel") previously held by Open Joint Stock Company Rostelecom ("Rostelecom"), bringing the Company's ownership in Sovintel to 100%. Pursuant to the Ownership Interest Purchase Agreement dated March 13, 2002, by and among the Company and Rostelecom and a Custody Agreement by and among the Company, Rostelecom and a Russian subsidiary of Citibank ("Citibank"), the Company consummated the transaction by effectively placing in escrow, under the terms of the Custody Agreement, approximately 4 million shares of GTI's common stock and a $46.0 million non-interest bearing promissory note, payable on December 5, 2002, and by providing a $10.0 million letter of credit. Upon the re-registration of Sovintel's charter documents and the performance of certain conditions in the Custody Agreement on September 17, 2002, the approximately 4 million shares of GTI's common stock and the $46.0 million non-interest bearing promissory note were released to Rostelecom and the $10.0 million letter of credit became payable. The purchase price was determined through arms' length negotiation between the Company and Rostelecom. For purposes of this transaction, the approximately 4 million shares were valued at $12.59 per share, resulting in total gross consideration of approximately $107.0 million, including the $46.0 million non-interest bearing promissory note and the $10.0 million letter of credit. The Company will finance the non-interest bearing promissory note and the letter of credit with funds from working capital and borrowing on an anticipated $30.0 million credit facility from Citibank. Pursuant to a Shareholders' Agreement, Rostelecom will be represented on the Company's Board of Directors. The Company will begin to consolidate the financial position and results of operations of Sovintel as of September 17, 2002. The Company was advised by Alfa Bank, an affiliate of the Company, and LV Finance.

     Sovintel provides worldwide communications services, principally to major hotels, business offices and mobile communication companies through its telecommunications network in Russia, including Moscow, St. Petersburg, Pskov, and Kaliningrad. The Company intends to use the assets of Sovintel in the manner in which they were previously used.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of business acquired:

Previously filed

(b) Pro forma financial statements:

The required pro forma financial statements will be filed within the prescribed timeframe in an amendment to this Current Report on Form 8-K.


(c) Exhibits

 DESIGNATION        DESCRIPTION OF EXHIBIT
 -----------        ----------------------
     2.1            Ownership Interest Purchase Agreement dated March 13, 2002, by and among SFMT-CIS, OOO TeleRoss (wholly-owned
                    subsidiaries of Golden Telecom, Inc.) and OAO Rostelecom.

     10.1 Registration Rights Agreement dated September 5, 2002, by and among Golden Telecom, Inc. and OAO Rostelecom.

     10.2           Subscription Agreement dated September 5, 2002, by and among
                    Golden Telecom, Inc. and OAO Rostelecom.

     10.3           Standstill Agreement dated September 5, 2002, by and among
                    Golden Telecom, Inc., OAO Rostelecom, Alfa Telecom Limited,
                    Capital International Global Emerging Markets Private Equity
                    Fund, L.P., Cavendish Nominees Limited and First NIS
                    Regional Fund SICAV.

     10.4           Shareholders Agreement dated September 5, 2002, by and among
                    Golden Telecom, Inc., OAO Rostelecom, Alfa Telecom Limited,
                    Capital International Global Emerging Markets Private Equity
                    Fund, L.P., Cavendish Nominees Limited and First NIS
                    Regional Fund SICAV.

     10.5           Guarantee Agreement dated September 5, 2002, by and among
                    Golden Telecom, Inc. and OAO Rostelecom.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                GOLDEN TELECOM, INC.
                                (Registrant)

                                By:      /s/ DAVID STEWART
                                   ---------------------------------------
                                Name:  David Stewart
                                Title: Chief Financial Officer and Treasurer
                                (Principal Financial Officer)


Date: September 19, 2002



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                                  EXHIBIT INDEX


 DESIGNATION        DESCRIPTION OF EXHIBIT
 -----------        ----------------------
     2.1            Ownership Interest Purchase Agreement dated March 13, 2002, by and among SFMT-CIS, OOO TeleRoss (wholly-owned
                    subsidiaries of Golden Telecom, Inc.) and OAO Rostelecom.

     10.1 Registration Rights Agreement dated September 5, 2002, by and among Golden Telecom, Inc. and OAO Rostelecom.

     10.2           Subscription Agreement dated September 5, 2002, by and among
                    Golden Telecom, Inc. and OAO Rostelecom.

     10.3           Standstill Agreement dated September 5, 2002, by and among
                    Golden Telecom, Inc., OAO Rostelecom, Alfa Telecom Limited,
                    Capital International Global Emerging Markets Private Equity
                    Fund, L.P., Cavendish Nominees Limited and First NIS
                    Regional Fund SICAV.

     10.4           Shareholders Agreement dated September 5, 2002, by and among
                    Golden Telecom, Inc., OAO Rostelecom, Alfa Telecom Limited,
                    Capital International Global Emerging Markets Private Equity
                    Fund, L.P., Cavendish Nominees Limited and First NIS
                    Regional Fund SICAV.

     10.5           Guarantee Agreement dated September 5, 2002, by and among
                    Golden Telecom, Inc. and OAO Rostelecom.